Statements of operations - USD ($) $ in Thousands	9 Months Ended		12 Months Ended
	Oct. 31, 2019	Oct. 31, 2018	Jan. 31, 2019	Jan. 31, 2018
Revenue:
Revenues	$ 91,968	$ 73,406	$ 99,889	$ 79,834
Expenses:
Cost of revenue (excluding depreciation and amortization)	12,594	10,632	15,105	12,562
Payment processing expense	20,952	16,309	21,892	17,209
Sales and marketing	24,170	19,971	26,367	24,761
Research and development	13,762	10,144	14,349	11,377
General and administrative	20,849	14,118	20,076	18,838
Depreciation	6,444	5,515	7,552	6,832
Amortization	3,823	2,912	4,042	2,808
Total expenses	102,594	79,601	109,382	94,387
Operating loss	(10,626)	(6,195)	(9,494)	(14,553)
Other income (expense)	(740)	167	(7)	602
Change in fair value of warrant liability	(3,307)	(1,496)	(2,058)	(598)
Interest income (expense)	(1,769)	(2,459)	(3,504)	(3,642)
Total other income (expense)	(5,816)	(3,788)	(5,568)	(3,639)
Loss before provision for income taxes	(16,442)	(9,983)
Provision for income taxes	(183)	0
Net loss	(16,625)	(9,983)	(15,062)	(18,192)
Preferred stock dividend paid	(14,955)	0
Accretion of redeemable preferred stock	(56,175)	(20,962)	(30,199)	(19,981)
Net loss attributable to common stockholders	$ (87,755)	$ (30,945)	$ (45,261)	$ (38,173)
Net loss per share attributable to common shareholders, basic and diluted	$ (5.85)	$ (26.30)	$ (24.53)	$ (24.81)
Weighted-average common share outstanding, basic and diluted	15,007,247	1,176,833	1,844,929	1,538,600
Pro forma net loss per share attributable to common stockholders, basic and diluted (unaudited)			$ (0.53)
Pro forma weighted-average common shares outstanding, basic and diluted (unaudited)			28,322,962
Subscription And Related Services [Member]
Revenue:
Revenues	$ 41,292	$ 31,391	$ 43,928	$ 32,430
Payment Processing Fees [Member]
Revenue:
Revenues	34,781	27,478	36,881	28,671
Life Sciences [Member]
Revenue:
Revenues	$ 15,895	$ 14,537	$ 19,080	$ 18,733